Offerings - Offering: 1	Dec. 31, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 38,556,802.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 5,324.69
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. The amount is based upon the offer to purchase up to 3,100,024 Shares outstanding (approximately 5.00% of the net assets of the Fund as of November 30, 2025).